Rule 497(e)

Registration Nos. 333-201473 and 811-22926

Elkhorn ETF Trust
(the “Trust”)

Elkhorn Commodity Rotation Strategy ETF

Elkhorn Fundamental Commodity Strategy ETF

Supplement To Each Fund’s Summary Prospectus, Prospectus
and Statement of Additional Information

Dated April 3, 2018

The investment advisory agreement between Elkhorn Investments, LLC (“Elkhorn”) and the Trust, on behalf of the Elkhorn Commodity Rotation Strategy ETF and Elkhorn Fundamental Commodity Strategy ETF, has expired pursuant to its terms. At an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on March 30, 2018, the Board voted to terminate and liquidate the Elkhorn Commodity Rotation Strategy ETF and Elkhorn Fundamental Commodity Strategy ETF (each a “Liquidating Fund,” and collectively, the “Liquidating Funds”). After the close of business on April 13, 2018, subject to applicable law, the Liquidating Funds will no longer accept creation orders. Trading in the Liquidating Funds will be halted prior to market open on April 16, 2018. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about April 18, 2018.

When each Liquidating Fund commences liquidation of its portfolio, the Liquidating Fund may hold cash and securities that may not be consistent with each Liquidating Fund’s investment objective and strategy. During this period, each Liquidating Fund is likely to incur higher tracking error than is typical for the Liquidating Fund.

Shareholders may sell their holdings of the Liquidating Funds on their respective exchange until trading halts and may incur typical transaction fees from their broker-dealer. At the time the liquidation of the Liquidating Funds is complete, shares of the Liquidating Funds will be individually redeemed. If you still hold shares as of the liquidation, each Liquidating Fund will automatically redeem your shares for cash at the current net asset value. Shareholders generally recognize a capital gain or loss on the redemptions. The Liquidating Funds may or may not, depending upon each Liquidating Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

Please Keep This Supplement With Your Summary Prospectus, Prospectus and
Statement of Additional Information For Future Reference